SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 3, 1997
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                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


        Delaware                     1-13048                 94-2601764
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(State or other jurisdiction of    (Commission             (IRS Employer
incorporation)                     File Number)          Identification No.)


1700 Corporate Circle, Petaluma, California                    94954
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (707) 778-2280
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     (Former name or former address, if changed since last report.)

Item 5.   Other Events

     Redemption of Series B Convertible Preferred Stock.

     As of March 3, 1997, there were issued and outstanding 833.333 shares of non-voting Series B Preferred Stock convertible into 3,500 shares of Common Stock and having an aggregate accumulated dividend of $61,500.00. On March 3, 1997, the Company elected to redeem and retire such shares of Series B Preferred Stock, and so notified the Series B shareholders. The Series B Preferred Stock is redeemed and retired at $120.00 per share, plus $73.80 per share of accrued dividends, for an aggregate of $161,500.00.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEALTHY PLANET PRODUCTS, INC.



                              By              s/Bruce A. Wilson
                                    -------------------------------------------
                                    Bruce A. Wilson, President,
                                    Chief Executive, Chief Operating and
                                    Chief Financial Officer


Dated:    March 31, 1997


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